UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2017

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
2351 J Lawson Boulevard, Orlando, Florida (Address of principal executive offices)	32824 (Zip Code)

Registrant's telephone number, including area code (800) 645-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On August 31, 2017, VOXX International Corporation, ("Voxx" or "the Company”) closed the previously announced sale of Hirschmann Car Communications GmbH and its worldwide subsidiaries (collectively, "Hirschmann") pursuant to a Sale and Purchase Agreement, dated as of June 25, 2017 (the "Sale and Purchase Agreement") with a subsidiary of TE Connectivity Ltd. (the "Purchaser"). The consideration received by the Company was approximately 149.0 million Euro, or $170.0 million based on the terms of the sale and forward contracts at an average U.S. dollar exchange rate of 1.14. The purchase price is subject to adjustment based upon the final working capital.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Sale and Purchase Agreement, a copy of which will be filed as an exhibit to Voxx's Form 10-Q for the Company's second fiscal quarter ended August 31, 2017.

In connection with the closing, the Company is filing herewith certain pro forma financial information related to the sale of Hirschmann, which is attached hereto as Exhibit 99.1.

Item 8.01    Other Events.

On August 31, 2017, the Company issued a press release announcing that it had closed the sale of Hirschmann. A copy of the press release is furnished as Exhibit 99.2 to this current report.

The information furnished under Item 8.01, including Exhibit 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited Pro Forma Financial Statements of the Company reflecting the closing of the sale of Hirschmann are filed as Exhibit 99.1 to this current report on Form 8-K.

i.    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 31, 2017

ii.	Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended May 31, 2017

iii.	Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended February 28, 2017

iv.	Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the year ended February 29, 2016

v.	Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the year ended February 28, 2015

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 31, 2017 and Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income (Loss) for the three months ended May 31, 2017 and for the years ended February 28, 2017, February 29, 2016 and February 28, 2015.

99.2	Press Release dated August 31, 2017, relating to the completion of VOXX International Corporation’s sale of Hirschmann Car Communication GmbH and its worldwide subsidiaries (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: September 7, 2017

By:    /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer